                                                       EXHIBIT 10.1
                                                       REDACTED COPY

DEVELOPMENT AND OPTION AGREEMENT

This Development and Option Agreement (“Agreement”) is entered into as of August 6, 2010 (“Effective Date”) by and between Biosara Corporation, a Delaware corporation, with a principal place of business in Corinth, Texas (“Biosara”) and Quick-Med Technologies, Inc., a Nevada corporation, having its principal office at 902 NW 4th Street, Gainesville, Florida 32601 (hereinafter referred to as “Quick-Med”).

WHEREAS

-	Quick-Med is in the business of developing and commercializing technologies related to wound care and other health care and consumer applications.

-	Biosara wishes Quick-Med to assist it in developing new products using numerous Quick Med patented products.

-	Biosara is interested in incorporating Quick-Med’s NIMBUS® Technology (“Quick-Med Technology” which includes *****, into certain wound care products to be manufactured by or for Biosara.

-
Quick-Med and Biosara plan to enter into a license agreement for NIMBUS and related technologies for use in applications and products arising from the development activities contemplated by this Agreement

-	The Parties wish to commence with the tasks and responsibilities described in the Statement of Work which is attached hereto as Attachment A.

NOW THEREFORE the Parties hereto hereby agree as follows.

1.           Performance of Statement of Work.  The parties agree to perform in accordance with the terms of the Agreement, as set forth in Attachment A – Statement of Work, commencing immediately, and Biosara agrees to pay the sums set forth in the Agreement when they become due and owing as provided in the Agreement.  For the purpose of clarity, the performance of the Agreement by both Parties is understood as being an integral part of an ongoing cooperative project aimed at resulting in a commercially viable technology to be incorporated in the certain Biosara products under a U.S. patent and technology license (“License Agreement”) of Quick-Med Technology.

2.           Term.  This Agreement shall remain in force until December 31, 2010 or until superseded by another signed agreement between the Parties, whether via a licensing agreement or another product development agreement, whichever is first.

3.           Results from Agreement.  The information, data, results, reports, deliverables and other outputs or outcomes from the performance of the Agreement shall be jointly owned by both Parties during the of this Agreement, and shall be considered Confidential Information by both Parties. Intellectual Property rights shall be as stipulated in section 6 of the Agreement.

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4.           Grant of Option.

4.1           Quick-Med hereby grants to Biosara an exclusive option (the “Option”) during the term of this Agreement (the “Option Period) to enter into a License Agreement, which   includes the essence of the terms set forth on Attachment B – License Agreement Term Sheet.

        4.2          During the Term of this Agreement and any mutually agreed extensions thereof, Quick-Med agrees not to license the Quick-Med Technology to any third party ***** within the United States and Canada.

4.3           If it is mutually agreed by Quick-Med and Biosara during the term of the development process of this Agreement to use *****.  This passage will not obligate Quick-Med if it has already granted a license, option or other rights to another party for *****.

5.           Exercise of Option.

5.1           Biosara may exercise the Option by sending Quick-Med written notice (the “Option Notice”) of such exercise any time between the date of execution of this Agreement and the expiration of the Option Period.

                               5.2           Upon Quick-Med’s receipt of the Option Notice, the parties, acting reasonably and in good faith, shall develop and execute the License Agreement within 60 days that includes the essence of the terms stated in the License Agreement Term Sheet. The License Agreement shall be dated with the date of the Option Notice. Upon execution and delivery of signed originals of the License Agreement to each other, the License Agreement shall thereupon become retroactively effective.

5.3           If Biosara fails to exercise the Option prior to the expiration of the Option Period, this Agreement and all rights granted hereunder (not including any rights related to any intellectual property), including without limitation the Option, shall immediately terminate and neither Party shall have any further obligation to the other except to the extent such obligation was incurred prior to the effective date of such termination.

6.           Intellectual Property.

6.1           Existing Intellectual Property.  All intellectual property (whether or not patentable) owned by either party as of the Effective Date including, without limitation, ideas, concepts, know-how, trade secrets, inventions, discoveries, processes, methods, compositions, formulae, information, data, developments and improvements, patent applications, patents, copyrights and designs (“Existing Intellectual Property”) shall remain the property of that party.

6.2           Quick-Med Ownership.  Quick-Med shall retain sole and exclusive ownership of all NIMBUS or other Quick-Med antimicrobial technology and any improvements or modifications thereto related developed during this development program.

6.3           Any wound dressing products, wound dressing technology, or wound dressing improvements or modifications, exclusive of the antimicrobial technology developed during this development program shall be owned by Biosara.

7.           Confidentiality.

7.1           Unless otherwise agreed in writing, the Parties specifically covenant and agree to hold all Confidential Information, and any records and documents containing Confidential Information, in the strictest confidence, and will not disclose, divulge or reveal Confidential Information to any person or persons whomsoever other than (a) to its employees as necessary and appropriate for the exclusive purpose of enabling such employees to perform their ordinary, day-to-day duties associated with performing Quick-Med’s work for or directly related to Biosara; or (b) as specifically authorized by the non-disclosing Party in writing.

7.2           “Confidential Information” as used herein means ideas, designs, records, plans, drawings, intellectual property, products, product samples, processes, systems, documents, writings, manuals, inventions, discoveries, formulae, prices, price lists, practices,   business plans, business methods, trade secrets, and all other information designated by the Parties individually or jointly to be “Confidential Information” (in writing, orally, or otherwise), with the sole exception of information available to the general public, without restriction.

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

8.           Disclaimer Of Warranties; Limitation Of Liability

8.1
NEITHER BIOSARA NOR QUICK-MED SHALL UNDER ANY CIRCUMSTANCES BE LIABLE TO EACH OTHER OR THEIR RESPECTIVE AFFILIATES FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PRODUCTION TIME, PROFITS, REVENUE, OR BUSINESS) RESULTING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT, OR THE TERMINATION OF THIS AGREEMENT, OR ARISING OUT OF OR ALLEGED TO HAVE ARISEN OUT OF (I) BREACH OF THIS AGREEMENT OR (II) THE FAILURE BY EITHER PARTY TO DEVELOP ANY PRODUCTS OR PROCESSES IN ACCORDANCE WITH THE JOINT DEVELOPMENT PROGRAM.  THIS LIMITATION APPLIES REGARDLESS OF WHETHER SUCH DAMAGES ARE SOUGHT BASED ON BREACH OF CONTRACT, NEGLIGENCE, OR ANY OTHER LEGAL THEORY.

8.2
BIOSARA ACKNOWLEDGES THAT THE DEVELOPMENT ACTIVITIES ARE EXPERIMENTAL IN NATURE AND THAT QUICK-MED MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO QUICK-MED ANTIMICROBIAL TECHNOLOGY, OR ANY DATA, PRODUCTS OR OTHER RESULTS OF THE DEVELOPMENT ACTIVITIES HEREUNDER.

9.           Cooperation.

9.1           If applicable, Biosara shall provide reasonable cooperation with Quick-Med in preparing and filing any patent applications on antimicrobial technology.

9.2           If applicable, Quick-Med shall provide reasonable cooperation with Biosara in preparing and filing any patent applications on wound dressing technology.

10.           Independent Contractors.  When performing under this Agreement, Quick-Med and Biosara shall act at all times as independent parties.  Nothing contained herein shall be construed or applied so as to create the relationship of principal and agent or of employer and employee between Quick-Med and Biosara.  Neither party shall make any commitment or incur any charge or expense in the name of the other party.

11.           Controlling Law.  The validity and interpretation of this Agreement shall be governed by and construed in accordance with the laws of Florida, without reference to the choice of law or conflicts principles of such state which might be otherwise applicable.

12.           Notices.  All notices, reports and receipts shall be in writing and shall be deemed duly given on (i) the date of personal or courier delivery; (ii) the date of transmission by facsimile or other electronic transmission service, provided a confirmation copy if also sent no later than the next business day by postage paid, return receipt requested first-class mail; or (iii) three (3) business days after the date of deposit in the United States mails, by postage paid, return receipt requested first-class mail, addressed as follows:

If to Biosara:

Scott Anderson, COO
Biosara
4251 FM 2181
Suite 230-307
Corinth, TX 76210
Facsimile: (888) 600-0913

If to Quick-Med:

Jerry Olderman, VP R&D
Quick-Med Technologies, Inc.
902 NW Fourth Street
Gainesville, FL 32601
Facsimile: (561) 416-1390

Either party may change its mailing address by written notice to the other party in accordance with this Section 10.

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13.           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

14.           Captions or Headings.  The captions and/or headings in this Agreement are for convenience only, and are not to be construed as part of the Agreement and shall not limit, characterize or in any way affect the interpretation of this Agreement.  If any conflict exists between the headings and the contents of a provision, the contents shall prevail.

15.           Counterparts.  This Agreement may be executed in counterparts, including by means of facsimiled signature pages, any one of which need not contain the signature of more than one party, each of which shall be deemed an original, but all of which together shall constitute the entire Agreement.

16.           Waiver.  The failure or delay of either party to insist upon the other party’s strict performance of the provisions in this Agreement or to exercise in any respect any right, power, privilege, or remedy provided for under this Agreement shall not operate as a waiver or relinquishment thereof, nor shall any single or partial exercise of any right, power, privilege or remedy preclude other or further exercise thereof, or the exercise of any other right, power, privilege, or remedy; provided, however, that the obligations and duties of either party with respect to the performance of any term or condition in this Agreement shall continue in full force and effect.

17.           Assignment.  The rights and obligations under this Agreement shall accrue to be binding upon the assigns and successors to the business of the respective parties; provided, however that neither party may assign this Agreement or any right or duty hereunder without the express written consent of the other party to this Agreement which consent shall not be unreasonably withheld.

18.           Entire Agreement.  This Agreement constitutes the entire agreement and understanding between the parties regarding the subject matter hereof, and supersedes all prior discussions and agreements between them relating thereto.  No waiver, modification or amendment to this Agreement shall be valid unless in writing, signed by authorized representatives of the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

BIOSARA CORPORATION

By:           TED PAPPAS
Its:           PRESIDENT AND CEO

QUICK-MED TECHNOLOGIES, INC.

By:           J LADD GREENO
Its:           CEO

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Attachment A
Statement of Work

*****

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Attachment B
License Agreement Term Sheet

Biosara - Quick-Med Patent and Technology License Agreement
Agreed Terms

Licensee	Biosara Corporation (“Biosara”)
Licensor	Quick-Med Technologies, Inc. (“Quick-Med”)
Technology	NIMBUS® (Novel Intrinsically Micro-Bonded Utility Substrate), *****.
Product	***** with NIMBUS technology
License	Right to use technology in return for the specified royalty fees. Also, use of patents and know-how to produce the Product in the Field of Use in the Territory
Field of Use	Professional (institutional) wound care market
Territory	USA and Canada *****
License Fees	*****
Royalty	***** Net Sales
Exclusivity	Exclusive, subject to Minimum Royalty payments of *****. *****
Intellectual Property Ownership
The know-how and Patents relating to the NIMBUS technology as well as any improvements or modifications thereto are the sole property of Quick-Med and  Biosara shall have no proprietary or equitable rights or goodwill therein except for the licenses provided hereunder.

Regulatory
Biosara will obtain marketing clearance for the Product. Biosara shall be solely responsible and shall bear all costs with respect to regulatory filings. Quick-Med will cooperate in providing documentation related to the predicate device(s).

Trademarks and Product Labeling
Licensor’s shall remain the owner of all right, title and interest to the common law trademark associated with the name NIMBUS®, and any other marks it developed in association with the Licensor’s intellectual property. Biosara shall include Quick-Med’s name, relevant Quick-Med marks and patent numbers on all product packaging and promotional material in accordance with Quick-Med’s Trademark Standards.

Technical Support
Quick-Med to provide support and guidance as specified in the Statement of Work. After the first commercial sale of the new product substrate, Quick-Med will provide technical support requested by Biosara and agreed by Quick-Med at *****.

Supply	Biosara will be responsible for manufacturing and supply of its Products in the territory. Biosara will purchase chemicals for NIMBUS treatment from suppliers authorized by Quick-Med.
Term	*****.
Termination	By either party in the event of a material breach that is not cured in a timely manner by the other party.
Confidentiality	All project related work, documents, discussions, samples, terms of this deal, product and commercial information, market information etc to be held as confidential.
Controlling Law	State of Florida
Standard Provisions
The license agreement will contain mutually agreeable provisions, conditions, representations, warranties and covenants typically included in transactions of this type, including, but not limited to, those relating to regulatory compliance, audit rights, confidentiality, indemnity and insurance.

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.